UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

Nasus Consulting, Inc.
(Name of Registrant As Specified In Charter)

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COMMON STOCK

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Nasus Consulting, Inc.
83 Fisher Street, Millville, Massachusetts 01504

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about April 13, 2009 to the stockholders of record on March 31, 2009 (the “Record Date”) of Nasus Consulting, Inc., a Nevada corporation (the “Company”) in connection with action taken by the written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Dated: April 13, 2009	/s/ Russell R. Desjourdy
Russell R. Desjourdy
Chairman, President, Chief Executive Officer and Chief Financial Officer

NOTICE OF ACTION PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
IN LIEU OF A MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Company’s Articles of Incorporation have been amended to reflect an increase from two million (2,000,000) to two hundred million (200,000,000) in the number of authorized shares of Common Stock (the “Amendment”).  The Amendment was adopted pursuant to written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

INTRODUCTION

Stockholders holding shares comprising over fifty percent (50%) of the total voting power of the Company provided their written consents to the Amendment on March 10, 2009.

Stockholders of the Company executed written consents in accordance with Nevada Revised Statutes Section 78.320.

This Information Statement will serve as written notice to stockholders as contemplated pursuant to the Company’s Bylaws.

The action taken on March 10, 2009 by written consent was not required to comply with Rule 14c-2(b) under the Exchange Act due the fact that the Company has no class of securities registered under Section 12 of the Exchange Act.  While this Information Statement is not required to be provided to stockholders under the Exchange Act, we are voluntarily providing this Information Statement to stockholders.

PURPOSE OF STOCKHOLDER ACTION

The purpose of increasing the number of authorized shares of Common Stock is to provide additional shares to be available for financing, compensation and for possible use in the acquisition of assets or securities of other companies.  The Company presently does not have any plans, proposals or arrangements written or otherwise to issue any of the newly available authorized shares of common stock for any purpose, including future acquisitions and/or financings.

OUTSTANDING SHARES AND VOTING RIGHTS
AS OF THE RECORD DATE

As of the Record Date, the Company’s authorized capitalization consisted of two million (2,000,000) shares of Common Stock, of which one million one hundred thirty two thousand (1,132,000) shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

No less than five hundred sixty six thousand and one (566,001) votes, representing a majority of the voting power of the outstanding capital stock of the Company, were required to approve the Amendment.

Stockholders holding 800,000 shares of Common Stock gave their written consents in favor of the Amendment.  No other stockholder consents will be solicited in connection with this Information Statement.

STOCKHOLDERS PROVIDING WRITTEN CONSENTS

Set forth below is a table of the stockholders who have given their consent and the number of shares of  stock beneficially owned by such stockholders as of March 31, 2009:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Russell R. Desjourdy	400,000	35.3%
Lynne Desjourdy	400,000	35.3%

Total	800,000	70.6%

EFFECTS OF THE AMENDMENT

Authorization of more Common Stock means more Common Stock can be issued by action of the Board of Directors and without further approval of stockholders.  Common Stock can be issued or committed for any corporate purpose, including without limitation financings, as compensation, or in acquisitions.

The availability of additional shares can have an anti-takeover effect because shares can be issued to dilute the ownership of a potential acquirer.

 Anti-takeover measures may have an adverse effect on any possibility of stockholders receiving a premium for their shares in an acquisition.  The availability of additional authorized shares may also have the effect of allowing incumbent management to maintain their control of the Company.

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capitalization (after the Amendment) consists of 200,000,000 shares of Common Stock, par value $0.001.  The capital stock of this corporation is nonassessable and not subject to assessment to pay the debts of the Company.

Common Stock

Common Stock may be issued by the Board with or without the consent of stockholders.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of March 31, 2009 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Position	Shares Beneficially Owned	Percentage of Outstanding Beneficially Owned
Russell R. Desjourdy, Pres/Sec/Treas/Dir	400,000	35.3%
Lynne Desjourdy	400,000	35.3%
Sashu Rodriguez, Dir.	26,000	2.3%
Lawney M. Tinio, Dir.	18,000	1.6%
All executive officers and directors as a group	444,000	39.2%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

To the Company’s knowledge, based solely on its review of the copies of Section 16(a) forms and other specified written representations furnished to the Company, none of the Company’s officers, directors or greater than ten percent beneficial owners known to the Company filed a Form 3 during or with respect to fiscal year 2008.  Form 3 filings should have been filed by Russell R. Desjourdy, Lynne Desjourdy, Lawney M. Tinio and Sashu Rodriquez.

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The Company hereby incorporates by reference the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and quantitative and qualitative disclosures about market risk, as contained in the Company’s Form 10-K filed April 8, 2009.

ADDITIONAL INFORMATION

The Company has furnished one information statement to stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will furnish additional copies upon request by a stockholder to: Nasus Consulting, Inc. 83 Fisher Street, Millville, MA 01504.

By Order of the Board of Directors

Dated: April 13, 2009	/s/ Russell R. Desjourdy
Russell R. Desjourdy
Chairman, President, Chief Executive Officer and Chief Financial Officer